UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -------------------
                                    FORM 8-K
                                 ---------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: September 2, 2004


                         Wichita Development Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                (State or other jurisdiction of incorporation or organization)




                    0-29383                                       88-0356200
                    -------                                       ----------
  (Commission File Number)                  (IRS Employer Identification Number)



                         c/o Edward T. Wells, President
                  268 West 400 South, Suite 300, Salt Lake City, Utah 84101
                    (Address of principal executive offices)


                    (801) 284-7278 (Registrant's telephone
                         number, including area code)




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This Form 8-K is submitted for the purpose of disclosing a change of auditing firms, pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11.

ITEM 4.01      Changes in Registrant's Certifying Accountant
On August 5, 2004, Wichita Development Corporation ("Wichita") received a letter advising Wichita that Tanner + Co. no longer wished to serve as its principal accountant engaged to audit Wichita's financial statements, effective immediately. None of the audit reports of Tanner + Co. have contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The last audit report of Tanner + Co. was dated February 19, 2002 for the fiscal year ended December 31, 2001.
In connection with the reporting periods, Wichita has had no disagreements with Tanner + Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Tanner + Co. to make reference in connection with their opinion to the subject matter of the disagreement. Additionally, during the reporting period there were no reportable events, as defined in Item 304(a)(1)(iv) of Regulation S-B.

Wichita provided Tanner + Co. with a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). Wichita requested that Tanner + Co. furnish Wichita with a consent letter stating whether Tanner + Co. agrees with the above statements, a copy of which is filed as Exhibit 16(ii) to this Form 8-K.

On September 2, 2004, Wichita retained Mendoza Berger & Company, LLP, located in Irvine, California ("Mendoza"), to be its principal accountant, engaged to audit Wichita's financial statements. This action was taken to replace the Utah firm. The change is due to the desire of Tanner + Co. To no longer serve in that capacity with regard to Wichita. Tanner + Co. and Wichita have had no disagreements over management practices or accounting policies. The change in auditors becomes effective September 2, 2004. Mendoza Berger & Company will review Wichita's financial statement and any quarterly reports filed from this date forward.

Wichita's Board of Directors approved the engagement of Mendoza as the principal accountant as well as the release of Tanner + Co. from that position.

Prior to engaging Mendoza, Wichita did not consult with Mendoza regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Wichita's financial statements, or any other financial presentation, whatsoever. Wichita provided Mendoza with a copy of this report prior to filing it with the SEC. Wichita requested that Mendoza furnish Wichita with an consent letter, addressed to the SEC, stating whether Mendoza agrees with the above statements. A copy of that consent letter, dated September , 2004, is attached hereto, as
Exhibit 16(i). Also attached, as Exhibit 16(ii), is the consent to change of auditing firms, from Tanner + Co.



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ITEM 9.01. Financial Statements and Exhibits The following exhibits are included as part of this report:

Exhibit No.   Page No.  Description
------------ ---------- -------------------------------------------------------

   16(i)         4     Consent letter from Mendoza Berger Company, LLP

   16(ii)        5     Consent letter of Tanner + Co. to change in independent
                       auditors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of September, 2004.

Wichita Development Corporation

/s/ Edward T. Wells
Edward T. Wells, President























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Exhibit 16(i)






                          MENDOZA BERGER & COMPANY, LLP
                          Certified Public Accountants









CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We have read the statements that we understand Wichita Development Corporation will include under Item 4 of the form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

Yours truly,

/s/ MENDOZA BERGER & COMPANY LLP

Irvine, California
September 2, 2004




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Exhibit 16(ii)








                                  Tanner + Co.
                          Certified Public Accountants
215 South State Street, Suite 800
Salt Lake City, Utah 84111

September 2, 2004

Securities & Exchange Commission
Washington D.C. 20549

Ladies and Gentlemen:

We have read Wichita Development Corporation's statements included under Item 4 of its Form 8-K dated September 2, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with Wichita Development Corporation's statements that the change of accountants was approved by the registrant's board of directors, or any of the matters related to the engagement of Mendoza Berger & Company, LLP, as principal accounts.

Very truly yours,
/s/ Tanner + Co.




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